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                                                                 EXHIBIT 10.71


                          FOOTHILL CAPITAL CORPORATION
                          One Boston Place, Suite 1800
                           Boston, Massachusetts 02108


                                                              May 29, 2003


Iron Age Corporation
Robinson Plaza Three, Suite 400
Pittsburgh, Pennsylvania  15205

Attention:  Chief Financial Officer

                  Re: Loan and Security Agreement


Ladies and Gentlemen:


         Reference is made to the Loan and Security Agreement, dated as of September 23, 2002, as amended by the First Amendment and Limited Waiver dated as of May 12, 2003 (as amended, the "Loan Agreement"), by and among, on the one hand, the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and Foothill Capital Corporation, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, Iron Age Corporation, a Delaware corporation ("Iron Age"), Falcon Shoe Mfg. Co., a Maine corporation ("Falcon" and together with Iron Age, each individually a "Borrower" and collectively, jointly and severally, as "Borrowers"), and Iron Age Holdings Corporation, a Delaware corporation ("Parent"). All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

         The Parent has (a) notified the Agent that the Borrowers (i) have failed to deliver to the Agent and the Lenders a Budget on or prior to May 23, 2003, in accordance with Section 6.18 of the Loan Agreement and (ii) will fail to maintain Excess Availability of not less than $3,000,000 at the end of each week during the Waiver Period (as defined in the First Amendment), in accordance with Section 7.20(d) of the Loan Agreement, and (b) requested that the Agent and the Lenders waive any Event of Default that would otherwise arise as a result of each such noncompliance.

         In consideration of such request, the Agent and the Lenders hereby waive any Event of Default that would otherwise arise under Section 8.2 of the Loan Agreement by reason of the Borrowers' failure to (a) deliver a Budget to the Agent and the Lenders on or before May 23, 2003, in accordance with Section
6.18 of the Loan Agreement, provided that the Borrowers deliver such Budget to the Agent and the Lenders on or before May 29, 2003, and (b) maintain Excess Availability of not less than $3,000,000 at the end of each week during the Waiver Period, in accordance with Section 7.20(d) of the Loan Agreement, provided that the Borrowers


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Iron Age Corporation
May 29, 2003
Page 2




maintain Excess Availability of not less than $2,500,000 at the end of each week during the Waiver Period.

         Further to the waiver set forth in clause (a) of the immediately preceding paragraph, all references to "May 23, 2003" in the following provisions of the Loan Agreement shall be deemed to be references to "the date on which the Borrowers deliver the Budget to the Agent and the Lenders pursuant to Section 6.18":

                  (a)      clause (iii) of the first sentence of Section 2.1(a);

                  (b)      subclause (D) of the first sentence of clause (i) of
                           Section 2.3(i);

                  (c)      subclause (B) of clause (i) of the fourth sentence of
                           Section 2.12(a); and

                  (d)      Section 7.20(e).

         This letter agreement (a) shall become effective as of the date set forth above when signed by the Agent and each Lender and accepted by the Borrowers and the Guarantors, (b) shall be effective only in this specific instance and for the specific purposes set forth herein, and (c) does not allow for any other or further departure from the terms and conditions of the Loan Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

         Except as expressly set forth in this letter agreement, the Agent and the Lenders have not waived, are not waiving, and have no present intention of waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof, and nothing contained herein shall be deemed or constitute any such waiver. Accordingly, the Agent and the Lenders reserve the right, in their discretion, to exercise any or all rights or remedies under the Loan Agreement, the other Loan Documents, applicable law and otherwise, as a result of any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof, and the Agent and the Lenders have not waived any of such rights or remedies and nothing in this letter agreement, and no delay on the Agent's and the Lenders' part in exercising such rights or remedies, should be construed as a waiver of any such rights or remedies.

                [Remainder of this page intentionally left blank]

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Iron Age Corporation
May 29, 2003
Page 3



         This letter agreement (a) supersedes all prior discussions, agreements, commitments, arrangements, negotiations or understandings, whether oral or written, of the parties with respect thereto, (b) shall be governed by the law of the State of New York, without giving effect to the conflict of laws provisions thereof, (c) shall be binding upon the parties and their respective successors and assigns, (d) may not be relied upon or enforced by any other person or entity, and (e) may be signed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument, with delivery of an executed counterpart of this letter agreement by telefacsimile being equally as effective as delivery of an original executed counterpart of this letter agreement. If this letter agreement becomes the subject of a dispute, each of the parties hereto hereby waives trial by jury. This letter agreement may be amended, modified or waived only in a writing signed by the parties hereto.

                                          Very truly yours,

                                          FOOTHILL CAPITAL CORPORATION,
                                          as Agent and Lender


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

Consented to and Agreed
as of the date first above written:

CREDIT SUISSE FIRST BOSTON,
as a Lender


By:
    --------------------------------------
    Name:
    Title:


HIGHBRIDGE/ZWIRN ACQUISITION PARTNERS, LLC, as a Lender


By:
    --------------------------------------
    Name:
    Title:



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Iron Age Corporation
May 29, 2003
Page 4




Acknowledged and Accepted
as of the date first above written:

IRON AGE CORPORATION


By:
     --------------------------------------
     Name:
     Title:


FALCON SHOE MFG. CO.


By:
     --------------------------------------
     Name:
     Title:


IRON AGE HOLDINGS CORPORATION,
as Guarantor


By:
     --------------------------------------
     Name:
     Title:


IRON AGE INVESTMENT COMPANY


By:
     --------------------------------------
     Name:
     Title:


IA VISION ACQUISITION, CO.


By:
     --------------------------------------
     Name:
     Title: